UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 11, 2011

LEGEND OIL AND GAS, LTD.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COLORADO	000-49752	84-1570556
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1420 5TH AVENUE, SUITE 2200, SEATTLE, WASHINGTON 98101

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 274-5165

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amended Current Report on Form 8-K/A is being filed by Legend Oil and Gas, Ltd. (“Legend”) to include information inadvertently omitted from the Current Report on Form 8-K filed by Legend on August 12, 2011 (the “Original Filing”), and to provide additional information with respect to those disclosures.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As disclosed in Item 8.01 of the Original Filing, on August 12, 2011, Legend Energy Canada Ltd., (“Legend Canada”), a wholly owned subsidiary of Legend, accepted an Offering Letter from National Bank of Canada with respect to a credit facility of up to CA$6 million. The commitment is subject to the execution of definitive documentation and customary closing conditions. Under the terms of the commitment, borrowings under the contemplated credit facility will be used to fund a portion of the purchase price in the previously announced acquisition of producing petroleum and natural gas assets from International Sovereign Energy Corp. (“ISE”), as well as for other general corporate purposes of Legend Canada. Borrowings under the credit facility will be secured by substantially all the assets of Legend Canada, including those assets to be acquired from ISE. The Offering Letter is attached hereto as Exhibit 10.1.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

As disclosed in Item 8.01 of the Original Filing, on August 11, 2011, Legend completed the sale of Two Million Three Hundred Thousand (2,300,000) units (“Units”), with each Unit consisting of one share restricted Convertible Preferred Stock and one three-year warrant to purchase a share of Legend common stock for an exercise price of $2.00 per share. The offering was conducted under the exemption from registration provided pursuant to Regulation S under the Securities Act of 1933, as amended. The offering generated gross proceeds to Legend of Four Million Six Hundred Thousand Dollars ($4,600,000.00), which proceeds are anticipated to be used in connection with the acquisition by Legend Canada of assets from ISE. Each share of Legend restricted Convertible Preferred is convertible, at the option of the holder and at any time, into one share of Legend common stock, subject to customary adjustment for stock splits or similar events. Pursuant to the terms of the Convertible Preferred, the holders of Convertible Preferred shares are entitled to require Legend to repurchase such shares for a price of Two Dollars ($2.00) per share in the event that Legend Common Shares fail to be listed for trading or otherwise quoted on the NYSE AMEX, NASDAQ or any other market more senior than the OTCBB on or before June 30, 2012.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 12, 2011, Legend filed an Amendment to its Articles of Incorporation (the “Amendment”) to establish the class of Convertible Preferred Stock issued in connection with the transaction disclosed in Item 3.02. A copy of the Amendment is attached to this current report on Form 8-K as Exhibit 3.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

3.1	Articles of Amendment to the Articles of Incorporation dated August 12, 2011

10.1	Offer Letter from National Bank of Canada, dated August 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND OIL AND GAS, LTD.

By:	/s/ James Vandeberg
James Vandeberg
Chief Financial Officer

Dated: September 16, 2011

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to the Articles of Incorporation dated August 12, 2011

10.1	Offer Letter from National Bank of Canada, dated August 12, 2011

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